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SUPPLEMENT DATED SEPTEMBER 28, 2001 TO PROSPECTUS DATED MAY 1, 2001
Pennant Select
Individual Variable and Fixed Annuity Contract -- Flexible Purchase Payments


PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
THE PENN MUTUAL LIFE INSURANCE COMPANY
Philadelphia, Pennsylvania 19172 Telephone (800) 523-0650


       The following section replaces the paragraph on page 22 of the Prospectus entitled "Enhanced Guaranteed Minimum Death Benefit":

       Optional Enhanced Guaranteed Minimum Death Benefit Riders. If the Annuitant is age 75 or less, you may purchase an enhanced guaranteed minimum death benefit rider as part of your Contract at the time the contract is issued. The enhanced death benefit will be paid in place of the Variable Account death benefit, if it is greater. We offer two different enhanced guaranteed minimum death benefit riders. You may purchase one rider at the time you purchase your Contract.

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